                                                                    Exhibit 99.2

             Certification of President and Chief Operating Officer

                                   Pursuant to

         Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)


         In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") of MCG Capital Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Steven F. Tunney, the President and Chief Operating Officer of the Registrant, hereby certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                  /s/ STEVEN F. TUNNEY
                                                  --------------------
                                                  Name:  Steven F. Tunney
                                                  Date:  November 14, 2002





     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposed of
Section 18 of the Securities Exchange Act of 1934.